UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2009

SAN WEST, INC.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation or organization)

0-28413 (Commission File Number)	77-0481056 (IRS Employer Identification No.)
10350 Mission Gorge Road, Santee, California (principal executive offices)	92069 (Zip Code)

(714) 724 3355
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03.

Material Modification to Rights of Security Holders.

Effective on November 3, 2009, the Registrant, San West, Inc., a California corporation, affected a five for one forward split of its issued and outstanding common stock.  All shareholders of record of the Registrant as of November 2, 2009 shall receive five shares of the Registrant’s common stock for every share held on November 2, 2009.  The additional shares will be mailed directly by the Registrant’s transfer agent to the Registrant’s shareholders without any further action on the part of the Registrant’s shareholders.

Other than the forward split of the shares of the Registrant’s common stock described above, there were no other changes to the Registrant’s common stock.

The Registrant does not have any other class of capital stock authorized or issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2009	SAN WEST, INC.

By /s/ Frank J. Drechsler
Frank J. Drechsler, Chief Executive Officer

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